
                                                                    Exhibit 10.6

                          NET-TEL COMMUNICATIONS, INC.


                        1999 EMPLOYEE STOCK PURCHASE PLAN



                      (As Adopted Effective April 7, 1999)
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                                TABLE OF CONTENTS
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SECTION 1.  PURPOSE OF THE PLAN.........................................................................        1

SECTION 2.  ADMINISTRATION OF THE PLAN..................................................................        1
         (a)  Committee Composition.....................................................................        1
         (b)  Committee Responsibilities................................................................        1

SECTION 3.  ENROLLMENT AND PARTICIPATION................................................................        1
         (a)  Offering Periods..........................................................................        1
         (b)  Enrollment................................................................................        1
         (c)  Duration of Participation.................................................................        2

SECTION 4.  EMPLOYEE CONTRIBUTIONS......................................................................        2
         (a)  Frequency of Payroll Deductions...........................................................        2
         (b)  Amount of Payroll Deductions..............................................................        2
         (c)  Changing Withholding Rate.................................................................        2
         (d)  Discontinuing Payroll Deductions..........................................................        2
         (e)  Limit on Number of Elections..............................................................        2

SECTION 5.  WITHDRAWAL FROM THE PLAN....................................................................        3
         (a)  Withdrawal................................................................................        3
         (b)  Re-Enrollment After Withdrawal............................................................        3

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.................................................................        3
         (a)  Termination of Employment.................................................................        3
         (b)  Leave of Absence..........................................................................        3
         (c)  Death.....................................................................................        3

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES........................................................        3
         (a)  Plan Accounts.............................................................................        3
         (b)  Purchase Price............................................................................        3
         (c)  Withholding Tax...........................................................................        4
         (d)  Number of Shares Purchased................................................................        4
         (e)  Available Shares Insufficient.............................................................        4
         (f)  Issuance of Stock.........................................................................        4
         (g)  Unused Cash Balances......................................................................        4
         (h)  Shareholder Approval......................................................................        5

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP..............................................................        5
         (a)  Five Percent Limit........................................................................        5
         (b)  Dollar Limit..............................................................................        5
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SECTION 9.  RIGHTS NOT TRANSFERABLE.....................................................................        5

SECTION 10.  NO RIGHTS AS AN EMPLOYEE...................................................................        6

SECTION 11.  NO RIGHTS AS A SHAREHOLDER.................................................................        6

SECTION 12.  STOCK OFFERED UNDER THE PLAN...............................................................        6
         (a)  Authorized Shares.........................................................................        6
         (b)  Anti-Dilution Adjustments.................................................................        6
         (c)  Reorganizations...........................................................................        6

SECTION 13.  SECURITIES LAW REQUIREMENTS................................................................        6
         (a)  General...................................................................................        6
         (b)  Financial Reports.........................................................................        7

SECTION 14.  REPORTS....................................................................................        7

SECTION 15.  AMENDMENT OR DISCONTINUANCE................................................................        7

SECTION 16.  DEFINITIONS................................................................................        7
         (a)  "Board"...................................................................................        7
         (b)  "Change in Control".......................................................................        8
         (c)  "Code"....................................................................................        8
         (d)  "Committee"...............................................................................        8
         (e)  "Company".................................................................................        8
         (f)  "Compensation"............................................................................        8
         (g)  "Eligible Employee".......................................................................        8
         (h)  "Exchange Act"............................................................................        8
         (i)  "Fair Market Value".......................................................................        8
         (j)  "NET-tel Communications, Inc."............................................................        9
         (k)  "Offering Period".........................................................................        9
         (l)  "Participant".............................................................................        9
         (m)  "Plan"....................................................................................        9
         (n)  "Plan Account"............................................................................        9
         (o)  "Purchase Price"..........................................................................        9
         (p)  "Stock"...................................................................................        9
         (q)  "Subsidiary"..............................................................................        9

SECTION 17.  EXECUTION..................................................................................       10

                         NET-tel Communications, Inc.

                       1999 Employee Stock Purchase Plan


SECTION 1.  PURPOSE OF THE PLAN.

     The Plan was adopted effective as of April 7, 1999. The adoption of the Plan is subject to the approval of the Company's shareholders. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2. ADMINISTRATION OF THE PLAN.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board.

     (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 3.  ENROLLMENT AND PARTICIPATION.

     (a) Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the six-month periods commencing on each January 1 and July 1.

     (b) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 5 days prior to the commencement of such Offering Period.

     (c) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

SECTION 4.  EMPLOYEE CONTRIBUTIONS.

     (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

     (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% or more than 15%.

     (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% or more than 15%.

     (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after the Company has received such form. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after the Company has received such form.

     (e) Limit on Number of Elections. No Participant shall make more than 1 election under Subsection (c) or (d) above during any Offering Period.

SECTION 5.  WITHDRAWAL FROM THE PLAN.

     (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Offering Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

     (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a).

     (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     (c) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

     (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

     (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be the lower of:

          (i) 85% of the Fair Market Value of such share on the last trading day in such Offering Period; or

          (ii) 85% of the Fair Market Value of such share on the first trading day in such Offering Period.

     (c) Withholding Tax. At the time the shares of Stock are purchased, in whole or in part, or at the time some or all of the Company's Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the purchase of shares of Stock or the disposition of the Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Stock by the Eligible Employee.

     (d) Number of Shares Purchased. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (d), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 2,500 shares of Stock with respect to any Offering Period nor more than the amounts of Stock set forth in Sections 8(b) and 12(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (d), shall be rounded down to the next lower whole share.

     (e) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under
Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (f) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Offering Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     (g) Unused Cash Balances. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for a fractional share shall be carried over in the Participant's Plan Account to the next Offering Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (d) above, Section 8(b) or Section 12(a) shall be refunded to the Participant in cash, without interest.

     (h) Shareholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's shareholders have approved the adoption of the Plan.

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

     (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

          (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

          (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

          (iii) Each Participant shall be deemed to have the right to purchase 2,500 shares of Stock under this Plan with respect to each Offering Period.

     (b) Dollar Limit. Anything in the Plan to the contrary notwithstanding, no Participant may be granted rights to purchase Stock under all employee stock purchase plans of the Company and its parent and subsidiary companies (if any) to accrue at a rate which exceeds $25,000 of the Fair Market Value of such Stock for each calendar year in which such rights are outstanding at any time. For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.  RIGHTS NOT TRANSFERABLE.

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.  NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a NET-tel Communications, Inc. for any period of specific duration or interfere with or otherwise restrict in any way the rights of the

Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11.  NO RIGHTS AS A SHAREHOLDER.

     A Participant shall have no rights as a shareholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 12.  STOCK OFFERED UNDER THE PLAN.

     (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be ___________, subject to adjustment pursuant to this Section 12.

     (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 5,000 share limitation described in Section 7(d) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's shareholders or a similar event.

     (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Change in Control, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 7. In the event of a merger or consolidation to which the Company is a constituent corporation and which does not constitute a Change in Control, the Plan shall continue unless the plan of merger or consolidation provides otherwise. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 13.  SECURITIES LAW REQUIREMENTS.

     (a) General. Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

     (b) Financial Reports. Upon receipt of written request from any Participant or shareholder who has received stock under the Plan, the Company, once each year shall furnish to such Participant or shareholder its balance sheet and income statement, unless such Participant or shareholder are key employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 14.  REPORTS.

     Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to each Participant at least annually, which statements shall set forth the amounts of payroll deduction, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

SECTION 15.  AMENDMENT OR DISCONTINUANCE.

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the shareholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the shareholders of the Company to the extent required by an applicable law or regulation. The Plan shall in any event terminate on the 10th anniversary of the date of its adoption by the Board.

SECTION 16.  DEFINITIONS.

     (a) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (b)  "Change in Control" means:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company; or

          (iii) The dissolution or liquidation of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d)  "Committee" means a committee of the Board, as described in Section 2.

     (e)  "Company" means NET-tel Communications, Inc., a Delaware corporation.

     (f) "Compensation" means regular straight-time earnings, commission and bonuses plus any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. Compensation excludes payments for overtime, shift premiums, other marketing incentive payments, special payments, moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, fringe benefits, contributions to employee benefit plans and similar items. The Committee shall determine whether a particular item is included in Compensation.

     (g) "Eligible Employee" means any employee of a NET-tel Communications, Inc. who meets both of the following requirements:

          (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and

          (ii) He or she has been an employee of a NET-tel Communications, Inc. for not less than six (6) months.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

     (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

          (i) If Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market or The Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on The Nasdaq Stock Market or The Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq Stock Market or The Nasdaq National Market;

          (iii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported
                                   -----------------------
directly to the Company by Nasdaq or a comparable exchange. Such determination shall be conclusive and binding on all persons.

     (j) "NET-tel Communications, Inc." means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a NET-tel Communications, Inc.

     (k) "Offering Period" means a six-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 3(a).

     (l) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(b).

     (m) "Plan" means this NET-tel Communications, Inc. 1999 Employee Stock Purchase Plan, as it may be amended from time to time.

     (n) "Plan Account" means the account established for each Participant pursuant to Section 7(a).

     (o) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

     (p) "Stock" means the Common Stock of the Company.

     (q) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 17. EXECUTION.

     To record the adoption of the Plan by the Board effective April 7, 1999, the Company has caused its authorized officer to execute the same.

                                 NET-tel Communications, Inc.



                                 By:     /s/ James F. Kenefick
                                     -------------------------
                                 Title:  President
                                         ---------------------

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